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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    October 28, 1998
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                       THREE RIVERS FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-13826                38-3235452
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)



123 Portage Avenue, Three Rivers, Michigan                               49093
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (616) 279-5117
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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                       THREE RIVERS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.       Other Events

         On October 28, 1998, the Registrant announced that the Board of Directors had declared a 10% stock dividend to all stockholders of record on November 11, 1998, payable on December 11, 1998. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

         For further details, reference is made to the Press Release dated October 28, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99 -- Press Release dated October 28, 1998.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     THREE RIVERS FINANCIAL CORPORATION



Date:  October 28    , 1998           By: /s/ G. Richard Gatton
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                                           G. Richard Gatton
                                           President and Chief Executive Officer







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                              INDEX TO EXHIBITS







                 EXHIBIT 99 -- Press Release dated October 28, 1998.